U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report   (Date of Earliest Event Reported)

November 4, 2008    (October 29, 2008)

AMERITRANS CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware                   333-63951             52-2102424

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(State or other jurisdiction of      (Commission         (I.R.S. Employee

incorporation or organization)        File No.)            I.D. Number)

747 Third Avenue, 4th Floor

New York, New York                         10017

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(Address of principal executive offices           (Zip Code)

(800) 214-1047

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under  the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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This Amendment No. 1 amends the Current Report on Form 8-K that Ameritrans Capital Corporation (the "Company") filed with the Securities and Exchange Commission on October 30, 2008.  This Amendment No. 1 is being filed to provide unaudited pro forma financial information for the Company for the years ended June 30, 2008 and 2007 as required by Item 9.01 of Form 8-K.

Items to be Included in this Report

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The Unaudited Pro Forma Consolidated Financial Statements for the years ended June 30, 2008 and 2007 are included as Exhibit 99 and filed herewith and are incorporated herein by reference.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

AMERITRANS CAPITAL CORPORATION

By:  /s/ Michael R. Feinsod

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Name:  Michael R. Feinsod

Title: Chief Executive Officer

Dated:  November 4, 2008

Exhibit Index

Exhibit

Number                   Description

99       Unaudited Pro Forma Consolidated Financial Statements for the years ended June 30, 2008 and 2007.